UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported): January 9, 2004




                        BROWN JORDAN INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                     Florida
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                 (State or Other Jurisdiction of Incorporation)



           0-25246                              63-1127982
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 (Commission File Number)            (IRS Employer Identification No.)



             1801 North Andrews Avenue, Pompano Beach, Florida 33069
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        (Address of Principal Executive Offices)           (Zip Code)



                                 (954) 960-1100
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events.

     In March 2003, as previously reported, Brown Jordan International, Inc. ("Brown Jordan") entered into a one year amendment of its senior credit facility, which included a guarantee of up to $13.4 million by Trivest Fund III, L.P. ("Trivest"), to pay interest on the Company's subordinate debentures. Brown Jordan is obligated to reimburse Trivest for any funds paid pursuant to the guarantee. Trivest and its affiliates own approximately 86% of Brown Jordan.

     In November 2003, Brown Jordan presented its 2003 and 2004 forecasts to the bank group for the senior credit facility and a term sheet, similar to that of the previous amendment and guaranty. The senior banks presented a counter proposal which was unacceptable to Brown Jordan and Trivest Partners, and Brown Jordan and Trivest Partners withdrew the offer to enter into a similar amendment and guaranty. In addition, the bank group informed the Company that a financial advisor and collateral auditor needed to be hired by the bank group's attorneys to review the Company's projections and to audit the receivables and inventory. The adviser and auditor have been selected and the evaluations have started.

     As of January 9, 2004, Brown Jordan entered into a forbearance agreement with its senior bank group with respect to Brown Jordan's compliance with certain covenants and Trivest entered into a related Acknowledgment Agreement with the senior bank group. A copy of these documents is attached to this Report on Form 8-K as exhibits. In addition, Brown Jordan is finalizing an agreement to hire a new Chief Administrative Officer with extensive experience in financial restructuring who will be responsible for finance, human resources and legal.


ITEM 7.  Financial Statements and Exhibits.


  EXHIBIT NO.    DOCUMENT

     4.1 Forbearance Agreement dated January 9, 2004 by and among Brown Jordan International, Inc., WLFI Holdings, Inc., certain subsidiary guarantors, the lenders party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent.

     4.2 Acknowledgement Agreement dated as of January 9, 2004 between Trivest Fund II, L.P. and Canadian Imperial Bank of Commerce, as Administrative Agent.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BROWN JORDAN INTERNATIONAL, INC.




Date:  January 15, 2004           By: /s/ Vincent A. Tortorici, Jr.
                                  -------------------------------------
                                  Vincent A. Tortorici, Jr.
                                  Chief Financial Officer

                                  EXHIBIT INDEX



      EXHIBIT NO.      DOCUMENT

          4.1 Forbearance Agreement dated January 9, 2004 by and among Brown Jordan International, Inc., WLFI Holdings, Inc., certain subsidiary guarantors, the lenders party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent.

          4.2 Acknowledgement Agreement dated as of January 9, 2004 between Trivest Fund II, L.P. and Canadian Imperial Bank of Commerce, as Administrative Agent.

                              FORBEARANCE AGREEMENT


     This FORBEARANCE AGREEMENT, dated as of January 9, 2004 (this "Agreement"), is entered into by and among Brown Jordan International, Inc. (f/k/a WinsLoew
Furniture, Inc.), a Florida corporation ("Borrower"), WLFI Holdings, Inc. ("Holdings"), the Subsidiary Guarantors listed on the signature pages hereto ("Subsidiary Guarantors" and collectively with Holdings, "Guarantors"), the Lenders party hereto and Canadian Imperial Bank of Commerce, as Administrative Agent for Lenders ("Administrative Agent").

     This Agreement is made with reference to that certain Credit Agreement dated as of May 8, 2001 by and among Borrower, Lenders, CIBC Inc., as swing line lender, Administrative Agent and CIBC World Markets Corp., as lead arranger and bookrunner, as amended to date (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS


     A. Administrative Agent and Lenders contend that as of the date hereof Borrower has failed to comply with certain of the provisions of the Second Amendment dated as of March 19, 2003 among Borrower, Lenders, CIBC Inc., as swing line lender, and Administrative Agent (the "Second Amendment") and the Credit Agreement, which failures have created Events of Default and Potential Events of Default as of the date hereof (any and all Events of Default and Potential Events of Default existing as of the date hereof and any Events of Default subsequently arising from any Potential Event of Default existing as of the date hereof, are herein called the "Existing Asserted Defaults"). Borrower reserves the right to contend that none of the events underlying the Existing Asserted Defaults are presently Events of Default or Potential Events of Default under the Credit Agreement.

     B. Borrower has requested that Administrative Agent and Requisite Lenders forbear from exercising certain remedies based on the Existing Asserted Defaults through February 11, 2004, and the Lenders consenting to this Agreement are willing to so agree subject to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Guarantors, Lenders and Administrative Agent covenant and agree as follows:

I. ACKNOWLEDGEMENTS; REPRESENTATIONS; ADDITIONAL AGREEMENTS.

     A. Borrower and Guarantors acknowledge and agree that the terms of the Loan Documents to which each is a party are the valid and binding obligations of Borrower and each such Guarantor, as applicable, in full force and effect, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, and as of the date hereof are not subject to any claims, offsets, defenses or

B. counterclaims. Borrower and the each Guarantor further expressly acknowledge and agree that Administrative Agent, for its benefit and the benefit of Lenders, has a valid, duly perfected and fully enforceable security interest in and First Priority Lien against the Collateral as collateral security for the Obligations. Borrower and each Guarantor agree that they shall not (i) dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of their respective obligations thereunder, or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral or (ii) assist or otherwise support any challenge to, or contest of, the validity or enforceability of any Loan Document or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral by a third party with respect to any Prior Event (as defined below).

C. Borrower and Guarantors represent that the representations and warranties made in the Loan Documents are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties that relate to a particular date, such representations and warranties being true, correct and complete in all material respects on and as of such particular date.

D. Each of Borrower and the Guarantors agrees that it is jointly and severally obligated to reimburse on a monthly basis upon presentation of invoices the reasonable fees and expenses (including, without limitation, fees and costs of (i) counsel to Administrative Agent and Lenders, (ii) the financial advisor, Crossroads, LLC, retained by counsel to Administrative Agent and (iii) the collateral audit firm Evergreen Collateral Consulting, LLC, retained by counsel to Administrative Agent) of Administrative Agent and Lenders incurred in connection with the Credit Agreement and this Agreement.

E.       Each of Borrower and the Guarantors represents that:

1. It has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and perform its obligations hereunder.

2. The execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate action on its part, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

3. The execution, delivery and performance by it of this Agreement does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to it, its Certificate or Articles of Incorporation or Bylaws or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets, or (iv) require any approval of its stockholders or any approval or consent of any Person under any of its Contractual Obligations.

4. The execution and delivery by it of this Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

F. Each of Borrower and the Guarantors agrees to deliver to Administrative Agent prompt notice by facsimile of any communication, written or oral, related to defaults under, the actual or threatened exercise of remedies under or possible restructuring of the Subordinated Indebtedness, from or on behalf of a holder of or representative of (including, without limitation, a trustee) any Subordinated Indebtedness, together with a copy of any such written communication received by Borrower or any Guarantor. Each Borrower and Guarantor further agrees to deliver to Administrative Agent prompt notice by facsimile of any communication, written or oral, related to defaults under, the actual or threatened exercise of remedies under or possible restructuring of the Subordinated Indebtedness, originated by Borrower or any Guarantor to a holder of or representative of a holder of (including, without limitation, a trustee) any Subordinated Indebtedness in such person's capacity as such a holder or representative, together with a copy of any such written notice or legal process sent by Borrower or any Guarantor.

II.      FORBEARANCE AND OTHER AGREEMENTS.

A. Subject to the terms hereof and in reliance on the representations, warranties, and agreements of Borrower and Guarantors herein contained, Administrative Agent and Lenders consenting to this Agreement agree to forbear from accelerating the Obligations, exercising a right of setoff, exercising collection rights, foreclosing against the Collateral, demanding or collecting any default interest (provided, however, that default interest may accrue as set forth in section II.D of this Agreement), or exercising any other remedies set forth in the Loan Documents or at law or in equity with respect to the Obligations, in each case arising out of the Existing Asserted Defaults, except for the right to deliver a Blockage Notice (as defined in the Subordinated
         Note Indenture) and the right to retain financial advisors as described above, until the earlier of (x) 10:00 a.m. New York City time on February 11, 2004, (y) the date upon which any of the Forbearance Conditions set forth in Section III hereof is not satisfied or ceases to continue to be satisfied, and (z) or upon the failure to perform any of the provisions of, or the breach of any representation, warranty or other covenant set forth in, this Agreement (each, a "Forbearance Default") (the earliest of clauses (x), (y) and (z) being referred to as the "Forbearance Termination Date"); provided, however, that nothing herein shall be deemed to excuse satisfaction of any condition in the Credit Agreement based on any Event of Default or Potential Event of Default or any Forbearance Default, other than the Existing Asserted Defaults.

B. Through the Forbearance Termination Date, the Borrower shall be entitled to borrow and repay Revolving Loans pursuant to the Revolving Loan Commitment, to convert or to continue the applicable basis for determining the interest rate with respect to Loans, and to request the issuance of Letters of Credit, subject to satisfaction of the conditions to a conversion or continuance contained in subsection 2.2D of the Credit Agreement and the conditions to the extensions of credit contained in Section 4 of the Credit Agreement, in each case other than conditions that are not satisfied because of the Existing Asserted Defaults.

C. This agreement to forbear is limited strictly to the Existing Asserted Defaults, so that on the Forbearance Termination Date or prior thereto upon the occurrence of any Event of Default or Potential Event of Default under the Credit Agreement (other than an Existing Asserted Default), Administrative Agent and Lenders consenting to this Agreement shall immediately be free to exercise any remedies set forth in the Credit Agreement, the other Loan Documents or at law or equity. There shall be no grace or cure period under this Agreement for any Forbearance Default.

D. If Borrower failed to satisfy the financial covenants set forth in subsection 7.6 of the Credit Agreement for the 4th Fiscal Quarter of Fiscal Year 2003, effective as of January 1, 2004 interest shall be deemed to have accrued at the rate set forth in subsection 2.2.E of the Credit Agreement, with such default interest payable on demand at any time on or after the Forbearance Termination Date.

E. This Agreement is an agreement of forbearance only and not an agreement of waiver. Without limiting the generality of the foregoing, this Agreement does not in any manner, either expressly or by implication, constitute a waiver, rescission, release, or a modification of, or any agreement to waive, rescind, release or modify, by Administrative Agent or any Lender, of any Event of Default or Potential Event of Default currently existing under the Credit Agreement or any of the other Loan Documents, whether or not constituting a part of the Existing Asserted Defaults, and whether known or unknown, or (except as otherwise expressly provided herein) any right or remedy which Administrative Agent or any Lender may have by or pursuant to the Credit Agreement or any of the other Loan Documents, under applicable law or principles of equity, or otherwise.

III.     FORBEARANCE CONDITIONS.

     The agreement to forbear set forth in Section II hereof is subject to the satisfaction and continuation of the following conditions (the "Forbearance Conditions"):

     A. Other than any Existing Asserted Default, no Event of Default, Potential Event of Default or Forbearance Default shall occur.

     B. Borrower shall have satisfied and be in compliance with each term, condition, and representation set forth in this Agreement.

     C. Borrower or any Guarantor or any of their respective affiliates shall not have commenced litigation against any Lender or Administrative Agent in connection with or related to any of the transactions contemplated by the Loan Documents, this Agreement, the Senior Subordinated Notes, or any other
documents,   agreements,   or  instruments  executed  in  connection  with  this
Agreement.

     D. Borrower shall continue to operate its business on substantially the same basis as it has through the date hereof.

     E. Other than the Existing Asserted Defaults, no event or circumstance shall hereafter occur, or shall heretofore have occurred but is hereafter discovered by Lenders that has a Material Adverse Effect, regardless of whether such event or circumstance would constitute an Event of Default.

     F. Neither Borrower nor any of its Affiliates shall have made or set aside any payments on account of any Subordinated Indebtedness (including the Senior Subordinated Notes). No Subordinated Indebtedness (including the Senior Subordinated Notes) shall have been accelerated and neither any representative (including any trustee) nor the holders thereof shall have taken action to enforce any of their remedies under such Subordinated Indebtedness.

IV. RESERVATION OF RIGHTS.

     A. The agreement to forbear set forth above in Section II shall be limited precisely as written and relates solely to the Existing Asserted Defaults through the Forbearance Termination Date in the manner and to the extent above set forth.

     B. Except as expressly provided in this Agreement, nothing in this Agreement shall be deemed to:

                  1. constitute a waiver of compliance by Borrower or any Guarantor with respect to the sections of the Credit Agreement that are the subject of the Existing Asserted Defaults in any other instance or any other term, provision or condition of the Credit Agreement or any Loan Document or any other instrument or agreement referred to therein;

                  2. constitute a waiver of compliance with respect to the Trivest Guaranty, including, without limitation any payment obligations, or

                  3. prejudice any right or remedy that Administrative Agent or any Lender may now have (except, solely until the Forbearance Termination Date, to the extent such right or remedy was based upon the Existing Asserted Defaults as set forth herein) or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein.

     C. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents and the Trivest Guaranty shall remain unchanged and in full force and effect and in all other respects are hereby ratified and confirmed.

     D. Without limiting the generality of the foregoing, neither Borrower nor any Guarantor will claim that this Agreement or any prior action or course of conduct by Administrative Agent or any of the Lenders constitutes an agreement or obligation to continue such action or course of conduct in the future, except as expressly provided herein. Borrower and Guarantors acknowledge that, except as expressly provided in this Agreement, Administrative Agent and the Lenders have made no commitment as to how or if the Existing Asserted Defaults will be resolved upon the Forbearance Termination Date or otherwise.

     E. Subject only to the terms of this Agreement, and subject to any applicable notice, grace or cure periods, Administrative Agent and Lenders may exercise any right or remedy available to them pursuant to the Loan Documents or by applicable law or in equity, including, without limitation, as the result of an Event of Default other than an Existing Asserted Default, as a result of a Potential Event of Default, as a result of any Forbearance Default or upon the Forbearance Termination Date, and nothing herein shall operate to restrict, inhibit or prohibit Administrative Agent or Lenders from exercising any such right or remedy or from the prosecution or continued prosecution of any action or proceeding in furtherance of the foregoing.

     F. The Loan Documents are in full force and effect, and shall remain in full force and effect, unless and until an agreement modifying the Loan Documents is executed and delivered by the applicable parties, and then only to the extent such an agreement actually modifies such Loan Documents.

     G. At any time on or after the Forbearance Termination Date, Administrative Agent and Lenders shall be entitled to exercise all their rights and remedies (including rights and remedies based on the Existing Asserted Defaults), whether under the Loan Documents or at law or in equity, without further notice or demand.

     H. Borrower, Guarantors, Administrative Agent and Lenders may, from time to time, engage in negotiations concerning the Obligations, which may be lengthy and complex. None of Administrative Agent or Lenders shall have any obligation to modify, amend and/or restructure the Obligations or any of the Loan Documents in connection with such negotiations or otherwise. Each of Administrative Agent and Lenders may terminate such negotiations at any time, in its sole discretion, with or without notice, and without liability of any kind. None of Administrative Agent or Lenders shall have any obligation or liability by virtue of the commencement, prosecution or termination of negotiations concerning any possible amendment. None of Administrative Agent or Lenders shall waive any rights or incur any liability by negotiation or by the passage of time associated therewith.

V. CONDITIONS TO EFFECTIVENESS.

     This Agreement shall be effective upon the satisfaction of the following conditions:

     A. Administrative Agent shall have received executed signature pages to this Agreement by the Requisite Lenders.

     B. Administrative Agent shall have received counterparts of this Agreement executed by Borrower and Guarantors and an Acknowledgement Agreement from Trivest Fund III, L.P., substantially in the form of Exhibit A to this Agreement..

     C. Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent and its counsel, such other documents, certificates and instruments as Administrative Agent shall reasonably require.

     D. All fees and expenses billed through the date hereof owing to Administrative Agent and Lenders, including, without limitation, outstanding fees and expenses of O'Melveny & Myers LLP, shall have been paid.

VI. GUARANTORS' ACKNOWLEDGEMENTS.

     A. By signing below, each Guarantor: (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower of this Agreement, and
(b) acknowledges and agrees that its obligations with respect to its guaranty under the Subsidiary Guaranty or the Holdings Guaranty , as the case may be, or any other Loan Documents executed by it are (i) not released, diminished, waived, modified, impaired or affected in any manner by this Agreement, (ii) hereby ratified and confirmed, and (iii) not subject to any claims, offsets, defenses or counterclaims.

     B. By signing below, each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, Guarantors acknowledge that they are not required under the terms of the Holdings Guaranty or the Subsidiary Guaranty , as the case may be, or any other Loan Document to consent to the terms of this Agreement and (ii) nothing in this Agreement or any of the Loan Documents shall be deemed to require the consent of Guarantors to any future amendments to or modifications of or waivers with respect to the Credit Agreement or any of the other Loan Documents, or shall diminish or release Guarantors' guarantee of the Obligations or the force and effect of the other Loan Documents , if such consent is not obtained.

     VII. OTHER MATTERS. A. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AFFECTED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     B. This Agreement shall be governed by, and interpreted in accordance with, New York law without regard to principles of conflicts of law.

     C. JURY TRIAL WAIVERS. BORROWER, EACH GUARANTOR, ADMINISTRATIVE AGENT, AND LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY MATTER ARISING FROM THE RELATIONSHIPS ESTABLISHED HEREIN OR THEREIN AND FOR ANY COUNTERCLAIM THEREIN.

     D. Release. Borrower and each Guarantor on behalf of themselves and any Person claiming by, through, or under any Borrower and any Guarantor, and each Subsidiary of Borrower and each Guarantor (if any), on behalf of themselves and Persons claiming by, through, or under such Subsidiary, respectively, acknowledges that they have no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Administrative Agent, the Lenders or any of the Administrative Agent's or the Lenders' Affiliates, directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns (the Administrative Agent, the Lenders and their Affiliates, directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and Borrower and each Guarantor and each Subsidiary of Borrower or any Guarantor hereby release the Lender Group from any liability whatsoever should any Claims with respect to any Prior Events that nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed or was taken prior to the execution of this Agreement and occurred, existed or was taken in accordance with, pursuant to or by virtue of any terms of this Agreement, the transactions referred to herein, the Credit Agreement and any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

     E. Waiver of Civil Code ss. 1542. To the extent that the foregoing Release is a release as to which Section 1542 of the California Civil Code or similar provisions of other applicable law applies, it is the intention of the Releasing Parties that the foregoing Release shall be effective as a bar to any and all causes of action of whatsoever character, nature in kind, known or unknown, suspected or unsuspected, herein and above specified to be so barred. In furtherance of this intention, the Releasing Parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code or similar provisions of other applicable law, and acknowledge that Section 1542 of the California Civil Code provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     F. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all which taken together shall constitute but one and the same instrument.

     I. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                             BROWN JORDAN INTERNATIONAL, INC
                             (f/k/a WinsLoew Furniture, Inc.), as Borrower

                             By: /s/ Vincent A. Tortorici, Jr.
                             Title: EVP & Chief Financial Officer



                             WLFI HOLDINGS, INC. as a Guarantor

                             By: /s/ Vincent A. Tortorici, Jr.
                             Title: EVP & Chief Financial Officer



                             Each of the entities listed on Schedule A annexed hereto, as a Guarantor

                             By: /s/ Vincent A. Tortorici, Jr.

                             On behalf of each of the entities listed on Schedule A annexed hereto

                             Title: VP, Chief Financial Officer



                             CANADIAN IMPERIAL BANK OF COMMERCE, Individually and as Administrative Agent


                             By: /s/ Robert Greer
                             ----------------------------------------
                             Title: Authorized Officer



                             CIBC Inc., as a Lender

                             By: /s/ Robert Novack
                             ----------------------------------------
                             Title: Authorized Officer


                              ____________________, as a Lender

                              By: /s/
                              ----------------------------------------
                              Title: Authorized Officer

                                   SCHEDULE A


                              SUBSIDIARY GUARANTORS



Loewenstein, Inc.

Winston Furniture Company of Alabama, Inc.

Texacraft, Inc.

Tropic Craft, Inc.

Winston Properties, Inc.

Pompeii Furniture Co., Inc.

Wabash Valley Manufacturing, Inc.

Charter Furniture Corporation

Lodging by Loewenstein, Inc.

Southern Wood Products, Inc.

The Woodsmiths Company

BJCLW Holdings, Inc. (f/k/a Brown Jordan International, Inc.)

Brown Jordan Company

Casual Living Worldwide, Inc.

BJ Mexico IV, Inc.

BJ Mexico V, Inc.

BJIP, Inc.

                            ACKNOWLEDGMENT AGREEMENT


     This ACKNOWLEDGMENT AGREEMENT, dated as of January 9, 2004 (this "Agreement"), is entered into between Trivest Fund III, L.P. ("Trivest Fund") and Canadian Imperial Bank of Commerce, as Administrative Agent ("Administrative Agent") for the Lenders party to that certain Credit Agreement dated as of May 8, 2001 by and among Borrower, Lenders, CIBC Inc., as swing line lender, Administrative Agent and CIBC World Markets Corp., as lead arranger and bookrunner, as amended to date (as amended, the "Credit Agreement").

                                    RECITALS


     A. Borrower, Guarantors, Administrative Agent and Lenders are entering into a Forbearance Agreement dated as of January 9, 2004 (the "Forbearance Agreement;" capitalized terms used herein without definition have the respective meanings assigned to such terms in the Credit Agreement or the Forbearance Agreement).

     B. It is a condition to the Administrative Agent and Lenders entering into the Forbearance Agreement that Trivest Fund enter into this Agreement and Trivest Fund has agreed to enter into this Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Trivest Fund and Administrative Agent covenant and agree as follows:

VIII. ACKNOWLEDGMENTS; REPRESENTATIONS; ADDITIONAL AGREEMENTS.

     A. Trivest Fund agrees that it shall not (i) dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of the Borrower' or the Guarantors' respective obligations thereunder, or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral or (ii) assist or otherwise support any challenge to, or contest of, the validity or enforceability of any Loan Document or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral by a third party with respect to any Prior Event (as defined below). Trivest Fund acknowledges and agrees that the terms of the Trivest Guaranty is the valid and binding obligations of Trivest Fund, in full force and effect, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, and as of the date hereof are not subject to any claims, offsets, defenses or counterclaims. Trivest Fund agrees that it shall not (i) dispute the validity or enforceability of the Trivest Guaranty or any of its obligations thereunder, or (ii) assist or otherwise support any challenge to, or contest of, the validity or enforceability of the Trivest Guaranty with respect to any Prior Event (as defined below).

B.       Trivest Fund represents that:

1. It has all requisite partnership power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and perform its obligations hereunder.

2. The execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate action on its part, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

3. The execution, delivery and performance by it of this Agreement does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to it, its partnership agreement or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets, or (iv) require any approval of its stockholders or any approval or consent of any Person under any of its Contractual Obligations.

4. The execution and delivery by it of this Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

C. Trivest Fund agrees to deliver to Administrative Agent prompt notice by facsimile of any communication, written or oral, related to defaults under, the actual or threatened exercise of remedies under or possible restructuring of any Subordinated Indebtedness, from or on behalf of a holder of or representative of (including, without limitation, a trustee) any Subordinated Indebtedness, together with a copy of any such written communication received by Trivest Fund or any of its affiliates to the extent such communication was delivered by such holder to Trivest Fund or any of its affiliates in the context of Trivest Fund or any of its affiliates being a holder of any Subordinated Indebtedness (and not in a capacity as a director, officer or employee of the Borrower, Trivest Fund or any of their respective affiliates). Trivest Fund further agrees to deliver to Administrative Agent prompt notice by facsimile of any communication, written or oral, related to defaults under, the actual or threatened exercise of remedies under or possible restructuring of any Subordinated Indebtedness, originated by Trivest Fund or any of its affiliates to a holder of or representative of (including, without limitation, a trustee) any Subordinated Indebtedness, together with a copy of any such written notice or legal process sent by Trivest Fund or any of its affiliates to the extent such communication was delivered by Trivest Fund or any of its affiliates in the context of being a holder of any Subordinated Indebtedness (and not in a capacity as a director, officer or employee of the Borrower, Trivest Fund or any of their respective affiliates). Nothing in this Section 1.C shall in any way limit (i) the ability of Trivest Fund and/or its affiliates from engaging in negotiations for the purchase or sale of the notes evidencing any Subordinated Indebtedness or any interest therein or (ii) the Borrower's and Guarantors' obligations under the Forbearance Agreement.

D. Trivest Fund will not claim that this Agreement or the Forbearance Agreement or any prior action or course of conduct by Administrative Agent or any of the Lenders constitutes an agreement or obligation to continue any of the agreements in the Forbearance Agreement or any course of conduct in the future, except as expressly provided therein. Trivest Fund acknowledges that, except as expressly provided in the Forbearance Agreement, Administrative Agent and the Lenders have made no commitment as to how or if the Existing Asserted Defaults will be resolved upon the Forbearance Termination Date or otherwise.

E. Borrower, Guarantors, Trivest Fund, Administrative Agent and Lenders may, from time to time, engage in negotiations concerning the Obligations, which may be lengthy and complex. None of Administrative Agent or Lenders shall have any obligation to modify, amend and/or restructure the Obligations or any of the Loan Documents in connection with such negotiations or otherwise. Each of Administrative Agent and Lenders may terminate such negotiations at any time, in its sole discretion, with or without notice, and without liability of any kind. None of Administrative Agent or Lenders shall have any obligation or liability by virtue of the commencement, prosecution or termination of negotiations concerning any possible amendment. None of Administrative Agent or Lenders shall waive any rights or incur any liability by negotiation or by the passage of time associated therewith.

IX.      CONDITIONS TO EFFECTIVENESS.

     This Agreement shall be effective upon the satisfaction of the following conditions:

     A. Administrative Agent and Trivest Fund shall have executed this Agreement and Administrative Agent shall have received executed signature pages to this Agreement by Trivest Fund.

     B. The conditions to effectiveness of the Forbearance Agreement shall have been satisfied and the Forbearance Agreement shall have become effective.

X. TRIVEST FUND ACKNOWLEDGMENTS.

     A. Trivest Fund : (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower and the Guarantors of the Forbearance Agreement, and (b) acknowledges and agrees that its obligations with respect to the Trivest Guaranty are (i) not released, diminished, waived, modified, impaired or affected in any manner by the Forbearance Agreement , (ii) hereby ratified and confirmed, and (iii) not subject to any claims, offsets, defenses or counterclaims.

     B. By signing below, Trivest Fund acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement or the Forbearance Agreement, Trivest Fund is not required under the terms of the Trivest Guaranty to consent to the terms of the Forbearance Agreement and (ii) nothing in the Forbearance Agreement or the Trivest Guaranty or any of the Loan Documents shall be deemed to require the consent of Trivest Fund to any future amendments to or modifications of or waivers with respect to the Credit Agreement or any of the other Loan Documents, or shall diminish or release the obligations of Trivest Fund under the Trivest Guaranty, if such consent is not obtained.

XI. OTHER MATTERS.

     A. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AFFECTED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     B. This Agreement shall be governed by, and interpreted in accordance with, New York law without regard to principles of conflicts of law.

     C. JURY TRIAL WAIVERS. TRIVEST FUND AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY MATTER ARISING FROM THE RELATIONSHIPS ESTABLISHED HEREIN OR THEREIN AND FOR ANY COUNTERCLAIM THEREIN.

     D. Release. Trivest Fund on behalf of itself and any Person claiming by, through, or under Trivest Fund, acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims")
against  all or  any of the  Administrative  Agent,  the  Lenders  or any of the
Administrative Agent's or the Lenders' Affiliates, directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns (the Administrative Agent, the Lenders and their Affiliates, directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and Trivest Fund hereby releases the Lender Group from any liability whatsoever should any Claims with respect to any Prior Events that nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed or was taken prior to the execution of this Agreement and occurred, existed or was taken in accordance with, pursuant to or by virtue of any terms of this Agreement, the transactions referred to herein, the Forbearance Agreement, the Credit Agreement and any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

     E. Waiver of Civil Code ss. 1542. To the extent that the foregoing Release is a release as to which Section 1542 of the California Civil Code or similar provisions of other applicable law applies, it is the intention of the Releasing Parties that the foregoing Release shall be effective as a bar to any and all causes of action of whatsoever character, nature in kind, known or unknown, suspected or unsuspected, herein and above specified to be so barred. In furtherance of this intention, the Releasing Parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code or similar provisions of other applicable law, and acknowledge that Section 1542 of the California Civil Code provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     F. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all which taken together shall constitute but one and the same instrument.

     I. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                     CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

                     By: /s/ Robert Greer
                         ----------------------------------------
                     Title: Authorized Officer

                     Title: Authorized Officer



                     TRIVEST FUND III, L.P.

                     By: Trivest III, General Partner, L.P., its General Partner

                     By: Trivest III, Inc., its General Partner

                     By: /s/ David Gershman
                     Title: Director and General Counsel